UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): December 1, 2021 QUEST RESOURCE HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36451	51-0665952
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3481 Plano Parkway, The Colony, Texas	75056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 464-0004

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	QRHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 1, 2021, Quest Resource Holding Corporation (the “Company”) and certain of its domestic subsidiaries entered into an amendment (the “Monroe Second Amendment”) to their credit agreement (as amended, the “Monroe Credit Agreement”), dated as of October 19, 2020, as amended by the First Amendment to Credit Agreement, dated September 3, 2021, with Monroe Capital Management Advisors, LLC, as administrative agent (the “Administrative Agent”) for the lenders thereto (the “Lenders”), and the Lenders. The Monroe Second Amendment extends the date that loans may be requested under a delayed draw term loan facility in the maximum principal amount of $12.5 million from November 30, 2021 to December 15, 2021. The information contained in Exhibit 10.1 filed herewith is hereby incorporated by reference into this Item 1.01.

On December 7, 2021, the Company and certain of its domestic subsidiaries entered into an amendment (the “Monroe Third Amendment”) to the Monroe Credit Agreement, with the Administrative Agent for the Lenders, and the Lenders. Capitalized terms not otherwise defined herein have the meanings set forth in the Monroe Credit Agreement. Among other things, the Monroe Third Amendment provides for the following:

1.	Each of RWS Facility Services, LLC, a Delaware limited liability company (“RWS”), and Sustainable Solutions Group, LLC, a Delaware limited liability company (each individually a “New Party” and collectively, the “New Parties”), being added as a “Guarantor” under the Monroe Credit Agreement;

2.	The Lenders making Term C Loans to the Borrowers on the Third Amendment Effective Date in an aggregate principal amount not to exceed $34,700,000, to provide the funds required to finance a portion of the RWS Acquisition (as defined below), to repay existing indebtedness of RWS, and to pay fees and expenses in connection with the RWS Acquisition and the transactions consummated in connection therewith on the Third Amendment Effective Date;

3.	The Lenders making Term D Loans to the Borrowers during the Term D Loan Availability Period in an aggregate principal amount not to exceed $16,000,000, to finance Permitted Acquisitions;

4.	The Applicable Margin was decreased from the Applicable Margin under the Monroe Credit Agreement and the Senior Net Leverage Ratio was increased from the Senior Net Leverage Ratio from the Monroe Credit Agreement; and

5.	The aggregate amount of addbacks and adjustments under EBITDA was increased from a cap of twenty percent (20%) to a cap of twenty-five percent (25%).

As security for the obligations of the Borrowers under the Monroe Credit Agreement, the New Parties have granted a first priority lien on the capital stock and membership interests, as applicable, of the Company’s direct and indirect domestic subsidiaries. The information contained in Exhibit 10.2 filed herewith is hereby incorporated by reference into this Item 1.01.

In addition, on December 7, 2021, the Company and certain of its domestic subsidiaries entered into a joinder and second amendment (the “PNC Amendment”) to that certain Loan, Security and Guaranty Agreement, dated as of August 5, 2020 (as amended, the “PNC Loan Agreement”), as amended by the First Amendment to the PNC Loan Agreement, dated as of October 19, 2020, with PNC Bank, National Association, successor to BBVA USA, as a lender, and as administrative agent, collateral agent, and issuing bank, to, among other things, make certain corresponding changes consistent with the Monroe Credit Agreement and add the New Parties as borrowers. The information contained in Exhibit 10.3 filed herewith is hereby incorporated by reference into this Item 1.01.

The above description of the Monroe Second Amendment, Monroe Third Amendment and PNC Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Monroe Second Amendment, Monroe Third Amendment and PNC Amendment, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information set forth below in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 3, 2021, the Company entered into an asset purchase agreement (the “APA”), effective as of November 30, 2021, by and among the Company, Quest Resource Management Group, LLC, a wholly-owned subsidiary of the Company (“Buyer”), InStream Environmental, LLC (“InStream”), and John Little, Larry Seay and Joel Powell, and completed the acquisition by Buyer of substantially all of the assets used in the business of InStream and assumed certain liabilities of InStream, as set forth in the APA (the “InStream Acquisition”).

As consideration for the InStream Acquisition, under the APA, InStream received a purchase price of (i) $11,000,000 in cash subject to certain adjustments set forth in the APA at the closing of the InStream Acquisition; and (ii) up to $1,500,000 in deferred payments which may be earned tied to future performance. The purchase price was funded through the Term B Loan.

The foregoing summary of the APA and the InStream Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the APA which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

On December 7, 2021, Quest Sustainability Services, Inc., a wholly-owned subsidiary of the Company (“QSS”), entered into a membership interest purchase agreement (the “MIPA”), effective as of November 30, 2021, by and among QSS, Rome Holdings, LLC (“Rome”), M&A Business Consulting, Inc. (together with Rome, the “RWS Sellers”), and solely for purposes of Section 5.3(a) therein, Anthony J. DiIenno, Sr., RWS Investors, LLC and ATAR RWS Investors, LLC, and completed the acquisition by QSS of all of the outstanding membership interests of RWS held by the RWS Sellers (the “RWS Acquisition”). As consideration for the RWS Acquisition, under the MIPA, the RWS Sellers received an aggregate purchase price of $33,000,000.

The foregoing summary of the MIPA and the RWS Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the MIPA which is filed as Exhibit 2.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Certain information with respect to the Monroe Third Amendment set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

As previously reported, in connection with the Monroe Credit Agreement, the Company had agreed to grant a warrant to purchase 350,000 shares at the earlier of October 19, 2021 or certain other events. As of the date hereof, such warrant is now in effect.

Item 8.01.	Other Events.

On December 8, 2021, the Company issued a press release relating to the signing of the APA and the MIPA and the closing of the InStream Acquisition and the RWS Acquisition. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Company intends to file the financial statements of each of InStream and RWS required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the applicable required filing date for Item 2.01 of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The Company intends to file the financial statements of each of InStream and RWS required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the applicable required filing date for Item 2.01 of this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit No.	Description

2.1*

Asset Purchase Agreement, dated December 3, 2021 but effective as of November 30, 2021, by and among Quest Resource Holding Corporation, Quest Resource Management Group, LLC, InStream Environmental, LLC, John Little, Larry Seay and Joel Powell.

2.2*	Membership Interest Purchase Agreement, dated December 7, 2021 but effective as of November 30, 2021, by and among Quest Sustainability Services, Inc., Rome Holdings, LLC, M&A Business Consulting, Inc. and solely for purposes of Section 5.3(a) therein, Anthony J. DiIenno, Sr., RWS Investors, LLC and ATAR RWS Investors, LLC.

10.1*	Second Amendment to Credit Agreement, dated December 1, 2021, by and among Quest Resource Holding Corporation, Quest Resource Management Group, LLC and each of its Affiliates that are or may from time to time become parties thereto, the financial institutions that are or may from time to time become parties thereto, and Monroe Capital Management Advisors, LLC as administrative agent for the lenders.

10.2*	Third Amendment to Credit Agreement, dated December 7, 2021, by and among Quest Resource Holding Corporation, Quest Resource Management Group, LLC and each of its Affiliates that are or may from time to time become parties thereto, the financial institutions that are or may from time to time become parties thereto, and Monroe Capital Management Advisors, LLC as administrative agent for the lenders.

10.3*	Joinder and Second Amendment to Loan, Security and Guaranty Agreement, dated as of December 7, 2021, by and among PNC Bank, National Association, Quest Resource Management Group, LLC, Landfill Diversion Innovations, L.L.C., Quest Resource Holding Corporation, Quest Sustainability Services, Inc., Youchange, Inc., Quest Vertigent Corporation, Quest Vertigent One, LLC, Global Alerts, LLC, RWS Facility Services, LLC and Sustainable Solutions Group, LLC.

99.1	Press Release, dated December 8, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules and exhibits to this Exhibit have been omitted. The Company agrees to furnish a copy of the omitted schedules and exhibits to the Securities and Exchange Commission on a supplemental basis upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE HOLDING CORPORATION

Dated: December 8, 2021	By:	/s/ Laurie L. Latham
		Name:	Laurie L. Latham
		Title:	Senior Vice President and Chief Financial Officer